UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 11, 2009

First Keystone Financial, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25328	23-2576479
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

22 West State Street, Media, Pennsylvania		19063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 565-6210

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable.

(b)	Not applicable.

(c)
The Board of Directors of First Keystone Financial, Inc. (the “Company”) and First Keystone Bank (the “Bank”) appointed, effective August 11, 2009, David M. Takats as Senior Vice President and Chief Financial Officer of the Company and the Bank. During the past nine years, all of which were spent at the Company and the Bank, Mr. Takats, age 46, previously served as Vice President and Controller of the Company and the Bank from August 2008 to August 2009, Administrative Vice President and Controller from April 2005 to July 2008 and as Administrative Vice President and Accounting Manager from June 2000 to March 2005. There are no arrangements or understandings between a director or executive officer of the Company or the Bank and Mr. Takats pursuant to which he was elected an executive officer of the Company and the Bank. No directors or executive officers of the Company or the Bank are related to Mr. Takats by blood, marriage or adoption. Mr. Takats has not engaged in any transactions since October 1, 2007 with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission other than he received in 2004, in accordance with Bank policy, a first mortgage loan secured by his principal residence bearing interest at 4.375% (1% less than the rate charged on similar loans to non-employees).  The highest principal balance of the loan during the aforementioned period was $161,100 and the principal balance at July 31, 2009 was $155,008.

(d)	Not applicable.

(e)	Not applicable.

(f)	Not applicable.

ITEM 7.01      Regulation FD Disclosure

On August 13, 2009, the Company issued a press release announcing the appointment of Mr. Takats, effective August 11, 2009, as Senior Vice President and Chief Financial Officer of the Company and the Bank. For additional information, reference is made to the Company’s press release, dated August 13, 2009, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

ITEM 9.01	Financial Statements and Exhibits

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits

    The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press release dated August 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST KEYSTONE FINANCIAL, INC.

Date: August 13, 2009	By:	/s/David M. Takats
David M. Takats
Chief Financial Officer